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SPECIMEN CERTIFICATE

COMMON STOCK

                        1838 BOND-DEBENTURE TRADING FUND

Incorporated under the laws of the state of Delaware.

See reverse for certain definitions.

Number
BDF 6108

CUSIP 282520 10 5

THIS CERTIFIES THAT __________________ IS THE OWNER OF___________________ FULLY
PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $1.00 EACH, OF

1838 Bond-Debenture Trading Fund transferable on the books of the Corporation in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In witness whereof, 1838 Bond-Debenture Trading Fund has caused this Certificate to be executed under its corporate seal and under the signatures of its duly authorized officers.

Dated:            [1838 Bond-Debenture Trading Fund
                  Corporate Seal, Delaware 1971]

/s/ John H. Donaldson
----------------------
     President

/s/ Richard W. Grant
----------------------
    Secretary

Countersigned and Registered:

  EquiServe Trust Company, N.A.
          Transfer Agent and Registrar

By: /s/  Stephen Cesso
    ------------------
    Authorized Officer

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common             UNIF GIFT MIN ACT--_______Custodian________
TEN-ENT-as tenants by the entireties                         (Cust)          (Minor)
JT TEN-as joint tenants with right of                under Uniform Gifts to Minors
       survivorship and not as tenants               Act_____________
       in common                                           (State)

                      Additional abbreviations may also be used though not in the above list.

   For value received,              hereby sell, assign and transfer unto

   Please insert social security or other
   Identifying number of assignee

   -----------------------------------

   ---------------------------------------------------------------
   (Please print or typewrite name and address, including zip code, of assignee)
   _____________________________________________________________________________
   _____________________________________________________________________________
   __________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________ Attorney so transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated ______________________

   _________________________________________________________________________
   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.